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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      July 23, 2001
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                                  ABC Bancorp
                                  -----------
              (Exact name of registrant as specified in its charter)



          Georgia                      0-16181                     58-1456434
          -------                      -------                     ----------
      (State or other         (Commission File Number)           (IRS Employer
      jurisdiction of                                            Identification
      incorporation)                                             Number)


       24 2nd Avenue, S.E., Moultrie, Georgia                  31768
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      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:    (229) 890-1111
                                                       --------------


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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.
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         ABC Bancorp, a Georgia corporation ("ABC"), and Golden Isles Financial
Holdings, Inc., a Georgia corporation ("Golden Isles"), entered into an Agreement and Plan of Merger dated as of February 20, 2001 (the "Merger Agreement"), pursuant to which Golden Isles was merged with and into ABC (the "Merger") with ABC surviving the Merger and Golden Isles' wholly-owned subsidiary, The First Bank of Brunswick, becoming a wholly-owned subsidiary of ABC contemporaneous with the consummation of the Merger. The Merger was consummated and became effective as of July 23, 2001 (the "Closing").

         Pursuant to the terms of the Merger Agreement, each share of the common stock of Golden Isles issued and outstanding and each holder of a Golden Isles option (after giving effect to a hypothetical cashless exercise of his or her options) immediately prior to the Merger were converted into the right to receive consideration of $4.1009 in cash and approximately 0.497836634 of a share of ABC's common stock, par value $1.00 per share.

         Michael D. Hodges, President and a director of Golden Isles, entered into an Employment Agreement with ABC, whereby Mr. Hodges will continue as President and a director of The First Bank of Brunswick, effective as of the Closing.

         The consideration for the Merger was determined as a result of negotiations between ABC and Golden Isles and was approved by the boards of directors of ABC and Golden Isles and by the shareholders of Golden Isles. Prior to the Merger, neither ABC nor any of its affiliates, directors or officers, nor any associate of any such director or officer had any relationship with Golden Isles.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial Statements of Business Acquired. Not required. While the
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value of ABC's equity in the net book value of Golden Isles exceeds 10% of the total assets of ABC and its consolidated subsidiaries, the Merger does not constitute the acquisition of a business (pursuant to Section 210.11-01(d) of Regulation S-X) which is significant (pursuant to Section 210.11-01(b) of Regulation S-X).

         (b) Pro Forma Financial Information. Not required. While the value of
             -------------------------------
ABC's equity in the net book value of Golden Isles exceeds 10% of the total assets of ABC and its consolidated subsidiaries, the Merger does not constitute the acquisition of a business (pursuant to Section 210.11-01(d) of Regulation S-X) which is significant (pursuant to Section 210.11-01(b) of Regulation S-X).



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         (c) Exhibits. The following is a list of the Exhibits attached hereto
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or incorporated herein by reference:

         Exhibit 2.1 Merger Agreement (incorporated by reference to Exhibit 2.1 to ABC's Current Report on Form 8-K filed with the Commission on February 23, 2001).

         Exhibit 10.1 Employment Agreement of Michael D. Hodges*

         *  Contained as an exhibit to the Merger Agreement.

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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     ABC BANCORP



                                     By:  /s/ Kenneth J. Hunnicutt
                                          ------------------------
                                          Kenneth J. Hunnicutt
                                          Chairman and Chief Executive Officer


Dated:  July 31, 2001


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                                 EXHIBIT INDEX
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Exhibit 2.1    Agreement and Plan of Merger dated as of February 20, 2001 between ABC Bancorp and Golden Isles Financial Holdings, Inc. (incorporated by reference to Exhibit 2.1 to ABC's Current Report on Form 8-K filed with the Commission on February 23, 2001).

Exhibit 10.1   Employment Agreement of Michael D. Hodges*

*    Contained as an exhibit to the Merger Agreement.